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                                                                    EXHIBIT 4(d)


                                  CERTIFICATE

                                      NO.

                              FOR          SHARES
                                  --------
                                   ISSUED TO


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                            DATED              19
                                  ------------   --

                             FROM WHOM TRANSFERRED


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                         DATED                  19
                               ----------------   --

          NO. ORIGINAL        NO. ORIGINAL         NO. OF SHARES
           CERTIFICATE           SHARES              TRANSFERRED


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                      RECEIVED CERTIFICATE NO.
                                              ------------------

                         FOR                   SHARES
                             -----------------

                       THIS        DAY OF         19
                            ------        -------   --

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           Incorporated under the Laws of California March 22, 1982


 NUMBER                                                                SHARES

                              SERIES C PREFERRED
                            REDEEMABLE CONVERTIBLE
                                  NON-VOTING

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                                 CHATCOM, INC.

Preferred Stock 1,000,000 Shares                 Common Stock 25,000,000 Shares

                     Series C Preferred Stock 1,000 Shares
                     Redeemable - Convertible - Non-Voting
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This certifies that ___________________________________ is the record holder of
_____________________ Series C Preferred Shares of the Capital Stock of
CHATCOM, INC. transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed or assigned.

A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares of stock of the Corporation authorized to be issued and upon the holders thereof may be obtained by any stockholder, upon request and without charge, at the principal office of the Corporation. All Series C Preferred Shares are convertible beginning 90 days after the date of issuance.

     IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ______ day of _________ A.D. 19__.


_____________________________                     _____________________________
         Secretary                                          President

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.
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THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.


           CERTIFICATE FOR _______ SHARES OF CAPITAL STOCK ISSUED TO __________________________ DATED _______________________


     For Value Received,       hereby sell, assign and transfer unto
                         -----                                       ---------
                                                                        Shares
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of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
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Attorney to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.

     Dated                  19
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          In presence of

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